UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2023

Simpson Manufacturing Co., Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13429	94-3196943
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5956 W. Las Positas Boulevard, Pleasanton, CA 94588

 (Address of principal executive offices)

(Registrant’s telephone number, including area code): (925) 560-9000

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	SSD	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
On October 10, 2023, Simpson Manufacturing Co., Inc. (the “Company”) announced that it had experienced disruptions in its Information Technology (IT) infrastructure and applications resulting from a cybersecurity incident. The Company identified unauthorized activity on some of its IT systems and took immediate steps to stop and remediate the activity, including taking certain systems offline and engaging leading third-party cybersecurity experts to assist with remediation and investigation of the incident. The Company also notified relevant law enforcement.

The incident caused wide scale disruption of the Company’s business operations for approximately three days. The unauthorized activity has been contained due to the steps the Company has taken to address the incident.

While no company can ever eliminate the risk of a cyberattack, the Company has taken, and will continue to take, appropriate steps, working with its third-party cybersecurity experts, to further harden its systems to protect against future incidents.

The Company has incurred, and may continue to incur, expenses to respond to, remediate, and investigate this matter. The full scope of future costs and related impacts of this incident, including the extent to which these costs may be offset by the Company’s cybersecurity insurance, has not been determined. Although the Company is unable to predict the full impact of this incident, the Company does not expect that it will have a material effect on the Company’s financial condition.

The Company’s investigation into the incident remains ongoing.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. All statements other than statements of historical fact made herein are forward-looking statements, including without limitation statements about the extent and impact of the unusual system activity and related activities. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, including, without limitation, those risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2022. Actual results may differ materially from those in the forward-looking statements as a result of various factors, many of which are beyond the Company's control. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simpson Manufacturing Co., Inc.
(Registrant)

DATE:	October 19, 2023	By	/s/ Brian J. Magstadt
Brian J. Magstadt
Chief Financial Officer

2